Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Variable Life Account A, SEC File No. 811-09747 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Fidelity Variable Insurance Products Fund	811-03329
Fidelity Variable Insurance Product Fund II	811-05511
Fidelity Variable Insurance Product Fund III	811-07205
Fidelity Variable Insurance Product Fund V	811-05361
Janus Aspen Series	811-07736
MFS® Variable Insurance Trust	811-08326
MFS® Variable Insurance Trust II	811-03732

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Life Insurance Company